UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2006

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	000-51281	62-1815881

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 599-2274

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 28, 2006, Tennessee Commerce Bancorp, Inc. (the “Corporation”), sold 1,000,000 shares of common stock at $18.00 per share through a firm commitment underwritten offering.  FTN Midwest Securities Corp. is acting as the lead underwriter and Sterne, Agee & Leach, Inc. is acting as co-managing underwriter.  The offering is scheduled to close on July 3, 2006, subject to customary closing conditions contained in the underwriting agreement between the parties.  The Corporation has granted the underwriters a 30-day option to purchase up to an additional 150,000 shares of common stock to cover over-allotments, if any.  A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued June 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

(Registrant)

Date: June 28, 2006
	By:	/s/ Arthur F. Helf

Arthur F. Helf
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 28, 2006